                                                                    Exhibit 20.1


                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended July 31, 2004
                    for Distribution Date of August 20, 2004
                                    Class A-1

     Original Principal Balance                                                                 240,000,000.00

                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
     AGGREGATE BALANCES:                                                                                TOTALS         BALANCE

        Principal Amount of Notes as of Prior Distribution Date                                 173,362,258.55         722.342744

        Principal Amount of Notes as of Current Distribution Date                               117,794,881.89         490.812008

             Pool Factor                                                                              0.490812

     PRINCIPAL DISTRIBUTABLE AMOUNT:

        Note Monthly Principal Distributable Amount                         55,567,376.66                              231.530736
        Plus: Prior Principal Carryover                                              0.00                                0.000000
                                                                      --------------------
        Total Principal Distributable Amount                                55,567,376.66                              231.530736

        Principal Distribution Amount                                       55,567,376.66                              231.530736
                                                                      --------------------

        Current Principal Carryover                                                                       0.00           0.000000


     INTEREST DISTRIBUTABLE AMOUNT:

        Note Monthly Interest Distributable Amount                             174,184.77                                0.725770
        Plus: Prior Interest Carryover                                               0.00                                0.000000
                                                                      --------------------
        Total Interest Distributable Amount                                    174,184.77                                0.725770

        Interest Distribution Amount                                           174,184.77                                0.725770
                                                                      --------------------

        Current Interest Carryover                                                                        0.00           0.000000

                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
     AGGREGATE SECURITY RELATED INFORMATION:                                                                       ORIG PRIN BAL

        Aggregate Principal Balance                                      1,398,779,254.61

        Overcollateralization Amount                                        43,484,372.72

        Servicing Fee                                                        1,505,608.00                                1.003739

        Spread Account                                                      13,987,792.55
        Net Change in Spread Account                                          (466,046.48)

        Net Collections                                                     59,627,842.12

        Aggregate Principal Balance of Delinquent Contracts                  1,602,445.11

        Aggregate Excess Spread Amount                                                  -
        Total Initial Spread Deposit Repayment                                          -
                                                                      --------------------
        Certificate Distributable Amount                                                -
                                                                      ====================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended July 31, 2004
                    for Distribution Date of August 20, 2004
                                    Class A-2


     Original Principal Balance                                                                 515,000,000.00

                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
     AGGREGATE BALANCES:                                                                                TOTALS        BALANCE

        Principal Amount of Notes as of Prior Distribution Date                                 515,000,000.00        1000.000000

        Principal Amount of Notes as of Current Distribution Date                               515,000,000.00        1000.000000

             Pool Factor                                                                              1.000000

     PRINCIPAL DISTRIBUTABLE AMOUNT:

        Note Monthly Principal Distributable Amount                                  0.00                                0.000000
        Plus: Prior Principal Carryover                                              0.00                                0.000000
                                                                      --------------------
        Total Principal Distributable Amount                                         0.00                                0.000000

        Principal Distribution Amount                                                0.00                                0.000000
                                                                      --------------------

        Current Principal Carryover                                                                       0.00           0.000000


     INTEREST DISTRIBUTABLE AMOUNT:

        Note Monthly Interest Distributable Amount                             871,208.33                                1.691667
        Plus: Prior Interest Carryover                                               0.00                                0.000000
                                                                      --------------------
        Total Interest Distributable Amount                                    871,208.33                                1.691667

        Interest Distribution Amount                                           871,208.33                                1.691667
                                                                      --------------------

        Current Interest Carryover                                                                        0.00           0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
     AGGREGATE SECURITY RELATED INFORMATION:                                                                       ORIG PRIN BAL

        Aggregate Principal Balance                                      1,398,779,254.61

        Overcollateralization Amount                                        43,484,372.72

        Servicing Fee                                                        1,505,608.00                                1.003739

        Spread Account                                                      13,987,792.55
        Net Change in Spread Account                                          (466,046.48)

        Net Collections                                                     59,627,842.12

        Aggregate Principal Balance of Delinquent Contracts                  1,602,445.11

        Aggregate Excess Spread Amount                                                  -
        Total Initial Spread Deposit Repayment                                          -
                                                                      --------------------
        Certificate Distributable Amount                                                -
                                                                      ====================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended July 31, 2004
                    for Distribution Date of August 20, 2004
                                    Class A-3


     Original Principal Balance                                                                 210,000,000.00

                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
     AGGREGATE BALANCES:                                                                                TOTALS        BALANCE

        Principal Amount of Notes as of Prior Distribution Date                                 210,000,000.00        1000.000000

        Principal Amount of Notes as of Current Distribution Date                               210,000,000.00        1000.000000

             Pool Factor                                                                              1.000000

     PRINCIPAL DISTRIBUTABLE AMOUNT:

        Note Monthly Principal Distributable Amount                                  0.00                                0.000000
        Plus: Prior Principal Carryover                                              0.00                                0.000000
                                                                      --------------------
        Total Principal Distributable Amount                                         0.00                                0.000000

        Principal Distribution Amount                                                0.00                                0.000000
                                                                      --------------------

        Current Principal Carryover                                                                       0.00           0.000000


     INTEREST DISTRIBUTABLE AMOUNT:

        Note Monthly Interest Distributable Amount                             498,750.00                                2.375000
        Plus: Prior Interest Carryover                                               0.00                                0.000000
                                                                      --------------------
        Total Interest Distributable Amount                                    498,750.00                                2.375000

        Interest Distribution Amount                                           498,750.00                                2.375000
                                                                      --------------------

        Current Interest Carryover                                                                        0.00           0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
     AGGREGATE SECURITY RELATED INFORMATION:                                                                       ORIG PRIN BAL

        Aggregate Principal Balance                                      1,398,779,254.61

        Overcollateralization Amount                                        43,484,372.72

        Servicing Fee                                                        1,505,608.00                                1.003739

        Spread Account                                                      13,987,792.55
        Net Change in Spread Account                                          (466,046.48)

        Net Collections                                                     59,627,842.12

        Aggregate Principal Balance of Delinquent Contracts                  1,602,445.11

        Aggregate Excess Spread Amount                                                  -
        Total Initial Spread Deposit Repayment                                          -
                                                                      --------------------
        Certificate Distributable Amount                                                -
                                                                      ====================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended July 31, 2004
                    for Distribution Date of August 20, 2004
                                    Class A-4


     Original Principal Balance                                                                 343,750,000.00

                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
     AGGREGATE BALANCES:                                                                                TOTALS        BALANCE

        Principal Amount of Notes as of Prior Distribution Date                                 343,750,000.00        1000.000000

        Principal Amount of Notes as of Current Distribution Date                               343,750,000.00        1000.000000

             Pool Factor                                                                              1.000000

     PRINCIPAL DISTRIBUTABLE AMOUNT:

        Note Monthly Principal Distributable Amount                                  0.00                                0.000000
        Plus: Prior Principal Carryover                                              0.00                                0.000000
                                                                      --------------------
        Total Principal Distributable Amount                                         0.00                                0.000000

        Principal Distribution Amount                                                0.00                                0.000000
                                                                      --------------------

        Current Principal Carryover                                                                       0.00           0.000000


     INTEREST DISTRIBUTABLE AMOUNT:

        Note Monthly Interest Distributable Amount                           1,014,062.50                                2.950000
        Plus: Prior Interest Carryover                                               0.00                                0.000000
                                                                      --------------------
        Total Interest Distributable Amount                                  1,014,062.50                                2.950000

        Interest Distribution Amount                                         1,014,062.50                                2.950000
                                                                      --------------------

        Current Interest Carryover                                                                        0.00           0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
     AGGREGATE SECURITY RELATED INFORMATION:                                                                       ORIG PRIN BAL

        Aggregate Principal Balance                                      1,398,779,254.61

        Overcollateralization Amount                                        43,484,372.72

        Servicing Fee                                                        1,505,608.00                                1.003739

        Spread Account                                                      13,987,792.55
        Net Change in Spread Account                                          (466,046.48)

        Net Collections                                                     59,627,842.12

        Aggregate Principal Balance of Delinquent Contracts                  1,602,445.11

        Aggregate Excess Spread Amount                                                  -
        Total Initial Spread Deposit Repayment                                          -
                                                                      --------------------
        Certificate Distributable Amount                                                -
                                                                      ====================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended July 31, 2004
                    for Distribution Date of August 20, 2004
                                    Class B-1



     Original Principal Balance                                                                  56,250,000.00

                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
     AGGREGATE BALANCES:                                                                                TOTALS        BALANCE

        Principal Amount of Notes as of Prior Distribution Date                                  56,250,000.00        1000.000000

        Principal Amount of Notes as of Current Distribution Date                                56,250,000.00        1000.000000

             Pool Factor                                                                              1.000000

     PRINCIPAL DISTRIBUTABLE AMOUNT:

        Note Monthly Principal Distributable Amount                                  0.00                                0.000000
        Plus: Prior Principal Carryover                                              0.00                                0.000000
                                                                      --------------------
        Total Principal Distributable Amount                                         0.00                                0.000000

        Principal Distribution Amount                                                0.00                                0.000000
                                                                      --------------------

        Current Principal Carryover                                                                       0.00           0.000000


     INTEREST DISTRIBUTABLE AMOUNT:

        Note Monthly Interest Distributable Amount                             143,906.25                                2.558333
        Plus: Prior Interest Carryover                                               0.00                                0.000000
                                                                      --------------------
        Total Interest Distributable Amount                                    143,906.25                                2.558333

        Interest Distribution Amount                                           143,906.25                                2.558333
                                                                      --------------------

        Current Interest Carryover                                                                        0.00           0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
     AGGREGATE SECURITY RELATED INFORMATION:                                                                       ORIG PRIN BAL

        Aggregate Principal Balance                                      1,398,779,254.61

        Overcollateralization Amount                                        43,484,372.72

        Servicing Fee                                                        1,505,608.00                                1.003739

        Spread Account                                                      13,987,792.55
        Net Change in Spread Account                                          (466,046.48)

        Net Collections                                                     59,627,842.12

        Aggregate Principal Balance of Delinquent Contracts                  1,602,445.11

        Aggregate Excess Spread Amount                                                  -
        Total Initial Spread Deposit Repayment                                          -
                                                                      --------------------
        Certificate Distributable Amount                                                -
                                                                      ====================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended July 31, 2004
                    for Distribution Date of August 20, 2004
                                    Class C-1


     Original Principal Balance                                                                  63,750,000.00

                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
     AGGREGATE BALANCES:                                                                                TOTALS        BALANCE

        Principal Amount of Notes as of Prior Distribution Date                                  63,750,000.00        1000.000000

        Principal Amount of Notes as of Current Distribution Date                                63,750,000.00        1000.000000

             Pool Factor                                                                              1.000000

     PRINCIPAL DISTRIBUTABLE AMOUNT:

        Note Monthly Principal Distributable Amount                                  0.00                                0.000000
        Plus: Prior Principal Carryover                                              0.00                                0.000000
                                                                      --------------------
        Total Principal Distributable Amount                                         0.00                                0.000000

        Principal Distribution Amount                                                0.00                                0.000000
                                                                      --------------------

        Current Principal Carryover                                                                       0.00           0.000000


     INTEREST DISTRIBUTABLE AMOUNT:

        Note Monthly Interest Distributable Amount                             170,000.00                                2.666667
        Plus: Prior Interest Carryover                                               0.00                                0.000000
                                                                      --------------------
        Total Interest Distributable Amount                                    170,000.00                                2.666667

        Interest Distribution Amount                                           170,000.00                                2.666667
                                                                      --------------------

        Current Interest Carryover                                                                        0.00           0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
     AGGREGATE SECURITY RELATED INFORMATION:                                                                       ORIG PRIN BAL

        Aggregate Principal Balance                                      1,398,779,254.61

        Overcollateralization Amount                                        43,484,372.72

        Servicing Fee                                                        1,505,608.00                                1.003739

        Spread Account                                                      13,987,792.55
        Net Change in Spread Account                                          (466,046.48)

        Net Collections                                                     59,627,842.12

        Aggregate Principal Balance of Delinquent Contracts                  1,602,445.11

        Aggregate Excess Spread Amount                                                  -
        Total Initial Spread Deposit Repayment                                          -
                                                                      --------------------
        Certificate Distributable Amount                                                -
                                                                      ====================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended July 31, 2004
                    for Distribution Date of August 20, 2004
                                    Class D-1


     Original Principal Balance                                                                  48,750,000.00

                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
     AGGREGATE BALANCES:                                                                                TOTALS        BALANCE

        Principal Amount of Notes as of Prior Distribution Date                                  48,750,000.00        1000.000000

        Principal Amount of Notes as of Current Distribution Date                                48,750,000.00        1000.000000

             Pool Factor                                                                              1.000000

     PRINCIPAL DISTRIBUTABLE AMOUNT:

        Note Monthly Principal Distributable Amount                                  0.00                                0.000000
        Plus: Prior Principal Carryover                                              0.00                                0.000000
                                                                      --------------------
        Total Principal Distributable Amount                                         0.00                                0.000000

        Principal Distribution Amount                                                0.00                                0.000000
                                                                      --------------------

        Current Principal Carryover                                                                       0.00           0.000000


     INTEREST DISTRIBUTABLE AMOUNT:

        Note Monthly Interest Distributable Amount                             153,156.25                                3.141667
        Plus: Prior Interest Carryover                                               0.00                                0.000000
                                                                      --------------------
        Total Interest Distributable Amount                                    153,156.25                                3.141667

        Interest Distribution Amount                                           153,156.25                                3.141667
                                                                      --------------------

        Current Interest Carryover                                                                        0.00           0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
     AGGREGATE SECURITY RELATED INFORMATION:                                                                       ORIG PRIN BAL

        Aggregate Principal Balance                                      1,398,779,254.61

        Overcollateralization Amount                                        43,484,372.72

        Servicing Fee                                                        1,505,608.00                                1.003739

        Spread Account                                                      13,987,792.55
        Net Change in Spread Account                                          (466,046.48)

        Net Collections                                                     59,627,842.12

        Aggregate Principal Balance of Delinquent Contracts                  1,602,445.11

        Aggregate Excess Spread Amount                                                  -
        Total Initial Spread Deposit Repayment                                          -
                                                                      --------------------
        Certificate Distributable Amount                                                -
                                                                      ====================